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  CUSIP NO. 88830M 10 2              13D               PAGE 16 PF 17
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                                                                    Exhibit 99.1


                          AGREEMENT DATED MAY 21, 2002

                        RE: JOINT FILING OF SCHEDULE 13D


      The undersigned hereby agree that:

      (i) each of them is individually eligible to use Amendment No. 2 to the Schedule 13D attached hereto;

      (ii) the attached Amendment No. 2 to Schedule 13D is filed on behalf of each of them; and

      (iii) each of them is responsible for the timely filing of such Amendment No. 2 to Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                                          CITIGROUP INC.

                                          By:   /s/ Joseph B. Wollard
                                                --------------------------------
                                                Name: Joseph B. Wollard
                                                Title:   Assistant Secretary


                                          CITIGROUP HOLDINGS COMPANY

                                          By:   /s/ Joseph B. Wollard
                                                --------------------------------
                                                Name: Joseph B. Wollard
                                                Title:   Assistant Secretary


                                          CITICORP

                                          By:   /s/ Joseph B. Wollard
                                                --------------------------------
                                                Name: Joseph B. Wollard
                                                Title:   Assistant Secretary



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  CUSIP NO. 88830M 10 2              13D               PAGE 17 PF 17
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                                          CITICORP BANKING CORPORATION

                                          By:   /s/ William Wolf
                                                --------------------------------
                                                Name: William Wolf
                                                Title: Senior Vice President


                                          COURT SQUARE CAPITAL LIMITED

                                          By:   /s/ Darryl Johnson
                                                --------------------------------
                                                Name: Darryl Johnson
                                                Title: Assistant Vice President